                                                                   Exhibit 10.1


                    DEBENTURE PURCHASE AND WARRANT AGREEMENT


         THIS DEBENTURE PURCHASE AND WARRANT AGREEMENT (this "Agreement"), dated as of June 30, 2005, by and among China Mobility Solutions, Inc., a Florida corporation (the "Company"), and the Purchasers identified on the signature page hereto (each a "Purchaser" and collectively "Purchasers").

         WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act", collectively the "Offering Exemption"); and

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell (the "Offering") to the Purchasers, as provided herein, and the Purchasers, in the aggregate, shall purchase $2,000,000 principal amount of convertible debentures at a per unit ("Unit") purchase price ("Purchase Price") of $25,000. The Company and the Placement Agent (defined below) have the right to accept up to $1,350,000 of over-subscriptions. Each Unit consists of a $25,000 principal amount of senior convertible debentures (the "Debentures"), and Class A Warrants and Class B Warrants (the "Warrants"), to purchase shares of common stock, $0.001 par value (the "Common Stock") of the Company (the "Warrant Shares"). The Debentures, Class A Warrants and Class B Warrants are in the forms included as Exhibits B, C and D to the Private Placement Memorandum. The number of Warrant Shares issuable upon exercise of both the Class A Warrants and Class B Warrants shall be determined by dividing the purchase price per Unit of $25,000 by the Conversion Price (described below) of the Debentures. The Debentures to be purchased hereunder, the Shares of Common Stock issuable upon conversion of the Debenture (the "Debenture Shares") the Warrants and the Warrant Shares are collectively referred to herein as the "Securities."

         NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Purchasers hereby agree as follows:

                  1. Purchase and Sale of Debentures and Warrants. Upon the terms and subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, the Company agrees to sell and each Purchaser hereby irrevocably agrees to purchase the full amount of Securities designated on the signature page hereto executed by each Purchaser for the Purchase Price indicated on the signature page hereto at a per Unit price of $25,000. The Purchase price for the Securities purchased by each Purchaser shall equal the aggregate principal amount of the Debentures being purchased by such Purchaser.

                  2. Escrow Arrangements; Form of Payment. Upon the execution of this Agreement, each Purchaser agrees to make the deliveries required of such Purchaser as set forth in this Agreement and the Company agrees to make the deliveries required of the Company as set forth in this Agreement in accordance with the payment instructions immediately preceding this Agreement.

                  3. Securities.

                           (a) Debentures. Each Unit consists of $25,000
principal amount of senior convertible Debentures. Interest on the Debentures shall accrue interest at the rate of not less than 6% per annum, equal to the sum of (i) 2% per annum, and (ii) the interest rate (the "Interest") from time to time published in the "Money Rates" section of The Wall Street Journal as the one-month London Interbank Offer Rate ("LIBOR"). Interest shall be payable quarterly in arrears in cash or in kind, at the Holder's option, commencing [ ], 2005. The Maturity Date of the Debentures shall be one year from the Closing Date. The Debentures shall be convertible in whole or in part, but in not less than $10,000 increments except for the final conversion which may be for the remainder, into Common Stock of the Company at a conversion price (the "Conversion Price") equal to a twenty percent (20%) discount of the average closing bid price (calculated to the nearest $.0001) of the Company's Common Stock for the ten (10) consecutive trading dates (the "Average Closing Price") immediately preceding and including the second trading day immediately prior to the closing date (the "Closing Date"), but in no event less than $.30 per share. The Debentures will be senior in priority to the payment of principal and interest on all existing or future indebtedness. The Debentures shall be subject to redemption, at 125% of the principal amount plus accrued interest thereon at the Company's option at any time commencing six months after the effective date (the "Effective Date") of the Registration Statement described in the Registration Rights Agreement included as Item IV of the Subscription Booklet.

                           (b) Warrant Exercise Period and Price. Each Class A
Warrant may be exercised to purchase one Warrant Share at an Exercise Price per Warrant Share equal to 125% of the Conversion Price of the Debentures. Each Class B Warrant may be exercised to purchase one Warrant Share at an exercise price equal to 150% of the Conversion Price. The Class A Warrants shall be exercisable, commencing at the Closing Date and for two (2) years from the Effective Date of the Registration Statement but no later than two and a half years from the Closing Date. The Class B Warrants shall be exercisable, commencing at the Closing Date and for three (3) years from the Effective Date of the Registration Statement but no later than three and a half years after the Closing Date. The Class A Warrants shall be subject to redemption, at the Company's option, at any time commencing six (6) months from the Effective Date, until the Expiration Date provided at any time, the average Closing bid price of the Company's Common Stock equals or exceeds 175% of the Class A Warrant Exercise Price for 20 consecutive trading days ending no earlier than three days of the mailing of the notice of redemption. The Class B Warrants shall be subject to redemption, at the Company's option, at any time, commencing twelve
(12) months from the Effective Date, until the Expiration Date, provided at any time, the average Closing bid price of the Company's Common Stock equals or exceeds 175% of the Class B Warrant Exercise Price for 20 consecutive trading days ending no earlier than three days of the mailing of the notice of redemption.

                  4.1 Closing. There shall be one closing of the purchase and sale of the Units (the "Closing"), including over-subscriptions. The Purchasers shall purchase, severally and not jointly, and the Company shall sell and issue, in the aggregate, $2,000,000 principal amount of the Securities with up to$1,350,000 of over-subscriptions. Each Purchaser shall purchase from the Company, and the Company shall issue and sell to each Purchaser, such number of Units equal to such Purchaser's Purchase Amount divided by the per Unit Purchase Price. The Closing will be deemed to occur at the offices of Robinson & Cole LLP, 885 Third Avenue, Suite 2800, New York, NY 10022, Attn: Elliot H. Lutzker, or such other time and/or location as the parties shall mutually agree when (A) this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and, to the extent applicable, by each Purchaser, (B) each of the conditions to the Closing described in Section 4.2 and Section 4.3 hereof has been satisfied or waived by the Company or each Purchaser, as appropriate, and (C) each Purchaser shall have delivered the Purchase Price payable by it to the Company by wire transfer of immediately available funds against physical delivery of duly executed certificates representing the Debentures and Warrants being purchased by such Purchaser. The date on which the Closing occurs is referred to herein as the "Closing Date".

                  4.2 Closing Conditions. Each Purchaser's obligations to effect the Closing, including without limitation its obligation to purchase the Debentures and Warrants at the Closing, are conditioned upon the fulfillment (or waiver by such Purchaser in its sole and absolute discretion) of each of the following events as of the Closing Date, and the Company shall use commercially reasonably efforts to cause each of such conditions to be satisfied:

                           (a) At Closing, the Company shall deliver or cause to
be delivered to each Purchaser:

                                    (i) a copy of this Agreement and the
                 Registration Rights Agreement duly executed by the Company;

                                    (ii) a Debenture, duly executed by the
                 Company, evidencing a principal amount equal to such Purchaser's Purchase Amount at Closing registered in the name of such Purchaser;

                                    (iii) a Class A Warrant and a Class B
                 Warrant, each duly executed by the Company, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of shares of Common Stock issuable by dividing the Purchaser's Purchase Price by the Conversion Price;

                                    (iv) a legal opinion of Company Counsel,
                 dated as of the Closing Date;

                                    (v) copies of its notice to the Principal
                 Market (as defined in Section 11(b) below), if any, prior to the Closing of the issuance of the Securities under this Offering;
                                    (vi) a certificate, signed by the Chief
                 Executive Officer and Chief Financial Officer of the Company, certifying that the conditions specified in this paragraph 4.2 have been fulfilled (or waived in writing by such Purchaser) as of the Closing Date, it being understood that such Purchaser may rely on such certificate as though it were a representation and warranty of the Company made herein; and

                                    (vii) a certificate, signed by the Secretary
                 or an Assistant Secretary of the Company, attaching (i) the Certificate of Incorporation and By-Laws of the Company, (ii) certificates of Good Standing for the state of incorporation and jurisdictions in which it is qualified to do business; and
                 (iii) resolutions passed by its Board of Directors to authorize the transactions contemplated hereby and by the other Transaction Documents, and certifying that such documents are true and complete copies of the originals and that such resolutions have not been amended or superseded, it being understood that such Purchaser may rely on such certificate as though it were a representation and warranty of the Company made herein.

                           (b) the representations and warranties of the Company
set forth in this Agreement and in the other Transaction Agreements shall be true and correct in all material respects as of the Closing Date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

                           (c) the Company shall have complied with or performed
in all material respects all of the agreements, obligations and conditions set forth in this Agreement or the other Transaction Agreements that are required to be complied with or performed by the Company on or before such date;

                           (d) the Closing Date shall occur not later than
August 31, 2005 unless extended for up to an additional 30 days;

                           (e) there shall have occurred no material adverse
change in the Company's consolidated business or financial condition since March 31, 2005 as set forth in the Company's most recent financial statements for March 31, 2005 attached as Exhibit E, to the Private Placement Memorandum;

                           (f) the Common Stock shall be quoted on the Nasdaq
OTC Bulletin Board or the Nasdaq SmallCap Market or any National Securities Exchange and from the date hereof to the Closing Date , trading in the Common Stock shall not have been suspended by the Commission and, at any time prior to Closing, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities;

                           (g) the Company shall have authorized and reserved
for issuance not less than the sum of (A) one hundred percent (100%) of the number of Debenture Shares issuable upon conversion of all of the Debentures issuable at the Closing based on the initial conversion price thereof, and shares issuable pursuant to the interest payment option, plus (B) one hundred percent (100%) of the number of Warrant Shares issuable upon exercise of all of the Warrants issuable at the Closing, in each case without regard to any limitation on such conversion or exercise that may otherwise exist;

                           (h) if required, a majority of the stockholders of
the Company, acting by written consent in accordance with the General Corporation Law of the State of Florida, shall have approved the transactions contemplated hereby and by the other Transaction Agreements; and

                           (i) there shall be no injunction, restraining order
or decree of any nature of any court or government authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Transaction Agreements.

                  4.3 Conditions to Company's Obligations at the Closing. The Company's obligations to effect the Closing with each Purchaser are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:

                           (a) At Closing each Purchaser shall deliver or cause
to be delivered to the Company the following:

                                    (i) this Agreement and the Registration
                 Rights Agreement, duly executed by such Purchaser;

                                    (ii) such Purchaser's Subscription Amount by
                 wire transfer to escrow pursuant to the attached wiring instructions provided to the Purchasers by the Company; and

                                    (iii) an executed and properly completed
                 copy of the appropriate Confidential Purchaser Questionnaire.

                           (b) the representations and warranties of such
Purchaser set forth in this Agreement and in the other Transaction Agreements shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

                           (c) such Purchaser shall have complied with or
performed all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Agreements that are required to be complied with or performed by such Investor on or before the Closing Date; and

                           (d) there shall be no injunction, restraining order
or decree of any nature of any court or government authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Transaction Agreements.

                  5. Purchaser's Representations and Warranties. Each Purchaser hereby represents and warrants as of the date hereof and as of the Closing, to and agrees with the Company as to such Purchaser and no other Purchaser that:

                           (a) Information on Company. The Purchaser has been
furnished, prior to the Closing Date of this Agreement, with information regarding the business, operations and financial condition of the Company, including without limitation, the Company's Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission (the "Commission") on May 5, 2005, together with all filed Forms 10-QSB, 8-K, and any amendments thereto, including any exhibits filed with such Forms 10-QSB, and/or 8-K, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports"). In addition, the Purchaser has received in writing from the Company the Business Plan dated May 2005 attached hereto as Exhibit A to the Private Placement Memorandum and such other information concerning its operations, financial condition and other matters as the Purchaser has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Purchaser deems material in deciding on the advisability of investing in the Securities. The Company has, prior to the Closing Date hereof, granted to such Purchaser the opportunity to ask questions of and receive satisfactory answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Securities hereunder, and based thereon believes it can make an informed decision with respect to its investment in the Securities. Neither such information nor any other investigation conducted by such Purchaser or its representatives shall modify, amend or otherwise affect such Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

                           (b) Accredited Investor. The Purchaser is, and will
be at the time of the Closing, an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"); is experienced in investments and business matters, has made investments of a speculative nature; understands that an investment in the Securities involves a high degree of risk, and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Purchaser to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Purchaser has the authority and is duly and legally qualified to purchase and own the Securities. The Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Purchaser is accurate.

                           (c) Purchase of Debentures and Warrants. At Closing,
the Purchaser will purchase the Debentures and Warrants as principal for its own account for investment only and not as a nominee or agent and not with a view towards or for resale in connection with the distribution of the Securities, except pursuant to sales that are registered under, or are exempt from the registration requirements of, the Securities Act; provided, however, that, in making such representation, such Purchaser does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

                           (d) Compliance with Securities Act. The Purchaser
understands and agrees that the Securities are "restricted securities" and have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Purchaser contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

                           (e) Debenture Legend. Such Purchaser understands that
the certificates representing the Debentures may bear at issuance the following or similar legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CHINA MOBILITY SOLUTIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (f) Warrants Legend. Such Purchaser understands that
the certificates representing the Warrants may bear at issuance the following or similar legend:

                  "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CHINA MOBILITY SOLUTIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (g) Communication of Offer. The offer to sell the
Securities was directly communicated to the Purchaser by the Company. At no time was the Purchaser presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising, or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                           (h) Organization; Authority. If an entity, such
Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Offering and otherwise to carry out its obligations thereunder.

                           (i) Authority; Enforceability. This Agreement and
other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Purchaser and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Purchaser has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Purchaser relating hereto.

                           (j) Correctness of Representations. Such Purchaser
understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Purchaser set forth in this Section 5 in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities. Each Purchaser represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Purchaser otherwise notifies the Company prior to the Closing, shall be true and correct as of Closing. The foregoing representations and warranties shall survive the Closing Date for a period of three (3) years.

                           (k) No Tax or Legal Advice. Such Purchaser
understands that nothing in this Agreement, any other agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units.

                  6. Company Representations and Warranties. The Company represents and warrants to and agrees with each Purchaser as follows and acknowledges that such Purchaser is relying on the representations, acknowledgments and agreements made by the Company in this Article 6 and elsewhere in this Agreement in making investing, trading and other decisions concerning the Company's securities:

                           (a) Due Incorporation. The Company and its material
subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their respective states of incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its material subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any other document in connection with the Offering, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and each subsidiary, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a "Material Adverse Effect").

                  (b) Outstanding Stock. All of the issued and outstanding shares of capital stock of the Company and each of its subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable. As of June 14, 2005, there were 16,921,793 shares of $0.001 par value common stock outstanding. All outstanding shares of capital stock of the Company have been validly issued, fully paid and nonassessable and all shares of capital stock and other ownership interests issued by any Subsidiary have been validly issued, fully paid and nonassessable, and in each case, free and clear of all Liens. All outstanding shares of capital stock of the Company were issued, sold and delivered in full compliance with all applicable Federal and state securities laws and the similar laws of other foreign jurisdictions as may be applicable.

                           (c) Due Execution; Enforceability. This Agreement and
the Debentures, Warrants and Registration Rights Agreement and such other agreements entered into in connection with the Offering (the "Transaction Agreements") have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and the other Transaction Agreements and to perform its obligations hereunder and under all other Transaction Agreements entered into by the Company relating hereto.

                           (d) Authorization; Consents. The Company has the
requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Agreements, including without limitation its obligations to issue and sell the Securities and to issue the Debenture Shares and Warrant Shares upon conversion of the Debentures or exercise of the Warrants, as the case may be. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under this Agreement and the other Transaction Agreements has been taken. No further consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the American Stock Exchange, the NASD, Inc., Nasdaq, SmallCap Market, the OTC Bulletin Board nor the Company's Shareholders or Board of Directors is required for execution of or full performance under this Agreement and the other Transaction Agreement (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), other than if then listed on Nasdaq fifteen (15) days prior notification to Nasdaq of the Closing and the Company filing a listing application with Nasdaq and all other agreements entered into by the Company relating thereto, including, without limitation, the issuance and sale of the Securities, and the performance of the Company's obligations hereunder and under all such other Transaction Agreements. The Board of Directors of the Company has determined, at a duly convened meeting or pursuant to a unanimous written consent, that the issuance and sale of the Securities, and the consummation of the transactions contemplated by this Agreement and the other Transaction Agreements are in the best interests of the Company, and if required, a majority of the stockholders of the Company, acting by written consent, have approved such transactions and the issuance of Common Stock underlying the Securities in excess of 19.999% of the Company's currently outstanding shares of Common Stock.

                           (e) No Violation or Conflict. Neither the execution
and delivery of this Agreement nor the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other Transaction Agreements entered into by the Company relating thereto by the Company will:

                                    (i) violate, conflict with, result in a
                 material breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) or gives to others any rights of termination, amendment, acceleration or cancellation under (A) the articles of incorporation, charter or bylaws of the Company, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates (including federal and state securities laws and regulations) or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound or affected, or to which any of the properties or assets of the Company or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect on the Company; or

                                    (ii) result in the creation or imposition of
                 any lien, charge or encumbrance upon the securities or any of the assets of the Company, its subsidiaries or any of its affiliates.

                            (f) The Securities. The Debentures, Debenture
Shares, Warrants and Warrant Shares (collectively the "Securities") upon issuance:

                                    (i) are, or will be, free and clear of any
                 security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                                    (ii) assuming the accuracy of each
                 Purchaser's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws;

                                    (iii) have been, or will be, duly and
                 validly authorized and on the date of issuance, and upon conversion of the Debentures and/or exercise of the Warrants, the shares of Common Stock issuable thereunder will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that each Purchaser complies with the prospectus delivery requirements of the 1933 Act and any state securities laws);

                                    (iv) will not have been issued or sold in
                 violation of any preemptive or other similar rights of the holders of any securities of the Company; and

                                    (v) will not subject the holders thereof to
                 personal liability by reason of being such holders.

                           (g) Litigation. There is not pending against the
Company or any subsidiary, nor, to the best knowledge of the Company, there are no actions, suits, proceeding inquiries, notices of violation, or investigations threatened against the Company or any subsidiary by or before any court, governmental or administrative agency or regulatory body (federal, state, county, local or foreign), or arbitrator having jurisdiction over the Company, or any of its affiliates. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, its subsidiaries, or any of its affiliates, which litigation or proceeding, if adversely determined could have a Material Adverse Effect on the Company and/or its subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or governmental authority which has had or would reasonably be expected to have a Material Adverse Effect.

                           (h) Reporting Company. The Company is subject to
reporting obligations pursuant to Sections 15(d) and 13 of the 1934 Act and has a class of common stock, par value $.001, registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Commission during the preceding two years. Other than the transactions effected hereby, the Company is not aware of any event occurring or expected to occur on or prior to the Closing Date that would require the filing of, or with respect to which the Company intends to file, a Current Report on Form 8-K after the Closing. Each Report, as of the date of the filing thereof with the Commission, complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, as of the date of such filing (or if amended or superseded by a filing prior to the Closing Date, then on the date of such amending or superseding filing). All documents required to be filed as exhibits to the Reports have been filed as required.

                           (i) No Market Manipulation. The Company has not
taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

                           (j) Information Concerning Company; Financial
Statements. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, there has been no Material Adverse Effect in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made. The Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission. The Company has not altered its method of accounting or any policies or practices related thereto. The Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. The Company does not have pending before the Commission any request for confidential treatment of information.

                  The financial statements attached as Exhibits E and F to the Private Placement Memorandum (x) have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and (y) fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

                           (k) SEC Action; Stop Transfers. There has not been,
and to the Company's best knowledge there has not been, there is not pending or contemplated, any investigation by the Commission involving the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary under the 1933 Act or the 1934 Act. The Securities, when issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws. Except as described in this Agreement, the Company will not issue any stop transfer or other order impeding the sale, resale or delivery of the Securities unless contemporaneous notice of such instruction is given to the Purchaser.

                           (l) Defaults; Permits. The Company is not in
violation of its Articles of Incorporation or ByLaws. The Company is (i) not in default (including the occurrence of any event that with the passage of time will become a default) under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses other than where the failure to possess such certificates, authorizations or permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice or otherwise become aware of any proceedings, inquiries or investigations relating to the revocation or modification of any such certificate, authorization or permit.

                           (m) No Integration or General Solicitation. Neither
the Company, nor any of its affiliates, nor to the Company's knowledge, any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions. The Company or any of its affiliates or subsidiaries will not take any action or steps that would cause the offer of the Securities to be integrated with other offerings if such integration would eliminate the Offering Exemption. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities, unless otherwise advised by Nasdaq or the Commission. Neither the Company nor any of its Subsidiaries or Affiliates, nor to the Company's knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

                           (n) Listing. The Company's common stock is listed for
trading on the NASD OTC Bulletin Board ("OTCBB"). Except for prior notices which, as of the date hereof, have been satisfied and as provided for in Section 11(b) below, the Company has not received any oral or written notice that its common stock will be delisted from the OTCBB nor that its common stock does not meet all requirements for the continuation of such quotation and the Company satisfies the requirements for the continued listing of its common stock on the OTCBB. The Company has taken no action designed to, or which, to the knowledge of the Company, may have the effect of, terminating the Company's reporting obligation under the Exchange Act or the removal of the Common Stock from the OTCBB.

                           (o) No Undisclosed Liabilities. The Company has no
liabilities, debt or other obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and/or Other Written Information (and in which case have been publicly announced), other than (i) those incurred in the ordinary course of the Company's businesses since March 31, 2005 and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company's financial condition.

                           (p) No Undisclosed Events or Circumstances. Since
March 31, 2005, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that may have a Material Adverse Effect or, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

                           (q) Capitalization. The capitalization of the Company
as of the date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans and agreements, the number of shares issuable and reserved for issuance pursuant to securities (other than the Debentures and Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion of the Debentures and exercise of the Warrants is set forth on Schedule 6(q) hereto. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Offering or otherwise. Except as a result of the purchase and sale of the Securities and except for employee stock options under the Company's stock option plans and except for employee rights under the Company's employee stock purchase plan (as described on Schedule 6(q)), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                           (r) Correctness of Representations. The Company
represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects. The foregoing representations and warranties shall survive until three years after the Closing Date.

                           (s) Title to Assets. Except as disclosed in the
Reports, the Company and each of its Subsidiaries has good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and each subsidiary, taken as a whole, and good and marketable title in all personal property owned by them that is material to the business of the Company and each subsidiary, taken as a whole, in each case free and clear of all liens, charges, security interests, encumbrances, rights of first refusal, or other restrictions (collectively "Liens") except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and each subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and each subsidiary are held by them under valid, subsisting and enforceable leases with which the Company and each subsidiary is in material compliance.

                           (t) Application of Takeover Protections. The Company
and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Articles of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Offering, including without limitation the Company's issuance of the Units and the Purchasers' ownership of the underlying securities.

                           (u) Disclosure. The Company confirms that, neither
the Company nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Following the issuance of the press release and filing of the Current Report on Form 8-K in accordance with Section 11(n) hereof, to the Company's knowledge, such Purchaser will not possess any material non-public information concerning the Company.

                           (v) Internal Accounting Controls. The Company and its
subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in the 1934 Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, and each subsidiary, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared.

                           (w) Registration Rights. Except as set forth in the
Reports and but for the Placement Agent Warrants (as described in the Private Placement Memorandum), no person has any right to cause the Company to effect the registration under the 1933 Act of any securities of the Company and the Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied in full prior to the date hereof.

                           (x) Additional Issuances. There are no outstanding
agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company.

                           (y) Intellectual Property.

                                    (i) The Company and/or its Subsidiaries own,
                   free and clear of claims or rights of any other Person, with full right to use, sell, license, sublicense, dispose of, and bring actions for infringement of, or has acquired licenses or other rights to use, all Intellectual Property necessary for the conduct of its business as presently conducted (other than with respect to "off-the-shelf" software which is generally commercially available and open source software which may be subject to one or more "general public" licenses). All works that are used or incorporated into the Company's or its Subsidiaries' services, products or services or products actively under development and which is proprietary to the Company or its Subsidiaries was developed by or for the Company or its Subsidiaries by the current or former employees, consultants or independent contractors of the Company or its Subsidiaries or purchased by the Company or its Subsidiaries and are owned by the Company or its Subsidiaries, free and clear of claims and rights of any other Person.

                                    (ii) The business of the Company and its
                   Subsidiaries as presently conducted and the production, marketing, licensing, use and servicing of any products or services of the Company and its Subsidiaries do not, to the Company's knowledge, infringe or conflict with any patent, trademark, copyright, or trade secret rights of any third parties or any other Intellectual Property of any third parties. Neither the Company nor any of its Subsidiaries has received written notice from any third party asserting that any Intellectual Property owned or licensed by the Company or its Subsidiaries, or which the Company or its Subsidiaries otherwise has the right to use, is invalid or unenforceable by the Company or its Subsidiaries, as the case may be, and, to the Company's knowledge, there is no valid basis for any such claim (whether or not pending or threatened). No claim is pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries nor has the Company or any of its Subsidiaries received any written notice or other written claim from any Person asserting that any of the Company's or its Subsidiaries' present or contemplated activities infringe or may infringe in any material respect any Intellectual Property of such Person, and the Company is not aware of any infringement by any other Person of any material rights of the Company or any of its Subsidiaries under any Intellectual Property Rights.

                                     (iii) All unexpired and in force licenses
                   or other agreements under which the Company or any of its Subsidiaries is granted Intellectual Property (excluding licenses to use "off-the-shelf" software utilized in the Company's or its Subsidiaries' internal operations and which is generally commercially available) are in full force and effect and, to the Company's knowledge, there is no material default by any party thereto. The Company has no reason to believe that the licensors under such licenses and other agreements do not have and did not have all requisite power and authority to grant the rights to the Intellectual Property purported to be granted thereby. All unexpired licenses or other agreements under which the Company or any of its Subsidiaries has granted rights to Intellectual Property to others (including all end-user agreements) are in full force and effect, there has been no material default by the Company or its Subsidiaries thereunder and, to the Company's knowledge, there is no material default by any other party thereto.

                                    (iv) Each of the Company and its
                   Subsidiaries have taken all steps required in accordance with commercially reasonable business practice to establish and preserve its respective ownership in its owned Intellectual Property and to keep confidential all material technical information developed by or belonging to the Company or its Subsidiaries which has not been patented or copyrighted. To the Company's knowledge, neither the Company nor any of its Subsidiaries is making unlawful use of any Intellectual Property of any other Person, including, without limitation, any former employer of any past or present employees of the Company or any of its Subsidiaries. Current and former employees, independent contractors or consultants of the Company and its Subsidiaries have executed agreements regarding confidentiality, proprietary information and assignment of inventions and copyrights to the Company or its Subsidiaries (as the case may be), and neither the Company nor any of its Subsidiaries has received written notice that any employee, consultant or independent contractor is in violation of any agreement or in breach of any agreement or arrangement with former or present employers relating to proprietary information or assignment of inventions. Without limiting the foregoing: (i) the Company and each of its Subsidiaries have taken reasonable security measures to guard against unauthorized disclosure or use of any of its Intellectual Property; and (ii) the Company has no reason to believe that any Person (including, without limitation, any former employee or consultant of the Company or its Subsidiaries) has unauthorized possession of any of its Intellectual Property, or any part thereof, or that any Person has obtained unauthorized access to any of its Intellectual Property. The consummation of the transactions contemplated by this Agreement and the other Transaction Agreements will not materially alter or impair, individually or in the aggregate, any of such rights of the Company or its Subsidiaries.

                           (z) Foreign Corrupt Practices. Neither the Company,
any of its Subsidiaries nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity,
(ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee (including without limitation any bribe, rebate, payoff, influence payment, kickback or other unlawful payment), or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                           (aa) Employee Matters. There is no strike, labor
dispute or union organization activities pending or, to the knowledge of the Company, threatened between it and its employees (or between any of its Subsidiaries and such Subsidiary's employees). No employees of the Company belong to any union or collective bargaining unit. The Company has complied in all material respects with all applicable federal and state equal opportunity and other laws related to employment.

                           (bb) Environment. To the Company's knowledge, neither
the Company nor any of its Subsidiaries has any current liability under any Environmental Law, nor, to the knowledge of the Company, do any factors exist that are reasonably likely to give rise to any such liability that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, neither the Company nor any of its Subsidiaries has violated any Environmental Law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

                           (cc) Investment Company Status. The Company is not,
and immediately after receipt of the Purchase Price for the Securities issued under this Agreement will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

                           (dd) Taxes. The Company and each of its Subsidiaries
(i) have prepared in good faith and duly and timely filed all tax returns required to be filed by it or is on a current extension and such returns are complete and accurate in all material respects and (ii) have paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has any liability with respect to accrued taxes in excess of the amounts that are described as accrued in the most recent financial statements included in the Reports. No stock transfer or other taxes (other than income taxes) are required to be paid in connection with the issuance and sale of any of the Securities, other than such taxes for which the Company has established appropriate reserves and intends to pay in full on or before the Closing.

                            (ee) Solvency. (i) The fair saleable value of the
Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing Debt as such Debt matures or is otherwise payable; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted taking into account the current and projected capital requirements of the business conducted by the Company and projected capital availability; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive upon liquidation of its assets, after taking into account all anticipated uses of such amounts, would be sufficient to pay all Debt when such Debt is required to be paid. The Company has no knowledge of any facts or circumstances which lead it to believe that it will be required to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction, and has no present intention to so file.

                            (ff) Transactions with Interested Person. No
officer, director or employee of the Company or any of its Subsidiaries is or has taken any steps to become a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                            (gg) No Other Agreements. The Company has not,
directly or indirectly, entered into any agreement with or granted any right to any Purchaser relating to the terms or conditions of the transactions contemplated by this Agreement or the Transaction Agreements except as expressly set forth therein.

                  7. Regulation D Offering. This Offering is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by
Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Purchaser from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities, exclusive of the issue of integration with prior offerings of the Company. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the exercise of the Warrants, conversion of the Debentures and resale of the Underlying Shares.

                  8. Reissuance of Securities. The Company agrees to reissue certificates representing the Debenture Shares and the Warrant Shares (collectively, the "Underlying Shares") without the legends set forth in Sections 5(e) and 5(f) above at such time as (a) the holder thereof is permitted to and disposes of the Securities pursuant to Rule 144(d) and/or Rule 144(k) under the 1933 Act in the opinion of counsel reasonably satisfactory to the Company, or (b) upon resale subject to an effective registration statement after the Shares and the Warrant Shares are registered under the 1933 Act. The Company agrees to cooperate with each Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions at the Company's expense necessary to allow such resales provided the Company and its counsel receive reasonably requested written representations from each Purchaser and selling broker, if any. Provided each Purchaser provides required certifications and representation letters, if any, if the Company fails to remove any legend as required by this Section 8 (a "Legend Removal Failure"), then beginning on the twentieth (20th) day following the date that each Purchaser has requested the removal of the legend and delivered all items reasonably required by the Company to be delivered by each Purchaser, that the Company continues to fail to remove such legend, the Company shall pay to each Purchaser or assignee holding Debenture Shares or Warrant Shares, subject to a Legend Removal Failure, as liquidated damages and not a penalty an amount equal to ten percent (10%) of the purchase price of the Debentures subject to a Legend Removal Failure for each 15-day period or part thereof that such failure continues. If during any twelve (12) month period, the Company fails to remove any legend as required by this Section 8 for an aggregate of thirty (30) days, each Purchaser or assignee holding Securities subject to a Legend Removal Failure may, at its option, require the Company to purchase all or any portion of the Underlying Shares subject to a Legend Removal Failure held by each Purchaser or assignee, at a price per share equal to 110% of the purchase price of such Debentures, divided by the number of Underlying Shares subject to a Legend Removal Failure.

                  9. Broker's Compensation.

                           The Company agrees to indemnify the Purchaser against
and hold it harmless from any and all liabilities to any persons claiming brokerage commissions or Broker's Commission on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. The Company agrees that it will pay Meyers Associates, L.P. ("Broker") upon completion of the Offering, a commission equal to 10% of the gross proceeds of the Offering ("Broker's Commissions"). The Company shall pay to Broker a non-accountable expense allowance equal to three (3%) percent of the gross proceeds of the Offering. The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in this Agreement except the Broker, and anyone else the Company and not the Broker, shall be responsible to pay.

                  10. Right of Participation.

                  (a) Offered Securities. For a period of twelve (12) months from the Effective Date of the Registration Statement, the Company will not, directly or indirectly, effect a subsequent financing of its securities (whether structured as debt or equity), unless in each such case the Company shall have first offered to sell to the Purchasers in this Offering an amount equal to 50% of the securities being offered in such subsequent financing (the securities being offered to Purchasers being referred to herein in the "Offered Securities". The Company shall offer to sell to each Purchaser (A) such Purchaser's pro rata share of the Offered Securities (the "Basic Amount"), and
(B) such additional portion of the Offered Securities as such Purchaser shall indicate it will purchase should the other Purchasers subscribe for less than their Basic Amounts (the "Undersubscription Amount"), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Purchaser (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of not less than three (3) business days from such Purchaser's receipt of the terms of the Offer in writing (the "Offer Period").

                  (b) Notice of Acceptance. Each Purchaser that wishes to accept the Offer shall deliver written notice thereof (a "Notice of Acceptance") to the Company prior to the expiration of the Offer Period, specifying the amount of such Purchaser's Basic Amount that the Purchaser elects to purchase and, if such Purchaser elects to purchase all of its Basic Amount, the Undersubscription Amount that Purchaser elects to purchase. If the aggregate of the Basic Amounts subscribed for by all Purchasers is less than the total Offered Securities, each Purchaser who has indicated in its Notice of Acceptance that it wishes to purchase Undersubscription Amounts shall be entitled to purchase all Undersubscription Amounts it has subscribed for; provided, however, that if the aggregate of the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Purchaser bears to the total Undersubscription Amounts subscribed for by all Purchasers, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

                  (c) Permitted Sales of Refused Securities. In the event that Notices of Acceptance are not timely delivered by the Purchasers in respect of some or all of the Offered Securities, the Company shall have thirty (30) days from the expiration of the Offer Period to close the sale of all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by an Purchaser (the "Refused Securities") to the persons or entities specified in the Offer, but only upon terms and conditions, including, without limitation, unit price and interest rates (if applicable), which are, in the aggregate, no more favorable to such other persons or entities or less favorable to the Company than those set forth in the Offer.

                  (d) Reduction in Amount of Offered Securities. In the event that the Company proposes to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in paragraph (c) above), then each Purchaser may, at its option and in its sole and absolute discretion, reduce the number or other units of the Offered Securities specified in its Notice of Acceptance to an amount which shall be not less than the amount of the Offered Securities which such Purchaser elected to purchase pursuant to paragraph (b) above multiplied by a fraction, (A) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and (B) the denominator of which shall be the amount of all Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have been offered to the Purchasers in accordance herewith.

                  (e) Closing. Upon the Closing of the purchase and sale of Offered Securities, the Purchaser shall purchase from the Company, and the Company shall sell to the Purchaser the number of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to paragraph (d) above if the Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities on the same terms and conditions applicable to other persons or entities purchasing the Offered Securities.

                  (f) Further Sale. In each case, any Offered Securities not purchased by the Purchasers or other persons or entities in accordance herewith may not be sold or otherwise disposed of by the Company until they are again offered to the Purchasers under the procedures specified herein.

                  11. Covenants of the Company. The Company covenants and agrees with the Purchasers that from the Closing Date until two years from the Closing or such later date as is expressly set forth below, as follows:

                            (a) Stop Orders. The Company will advise the
Purchasers, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                            (b) Listing; Bluesky. If applicable, the Company
shall use its reasonable best efforts to promptly secure the listing of the Underlying Shares upon each national securities exchange, or automated quotation system, if any, upon which shares of common stock are then listed (subject to official notice of issuance) and shall use its reasonable best efforts to maintain such listing so long as any Securities are outstanding. The Company shall use its reasonable best efforts to maintain the listing of its Common Stock on the American Stock Exchange, Nasdaq SmallCap Market, Nasdaq National Market System, OTC Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market")), and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Purchasers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. The Company further agrees with each Purchaser that the Company will: (a) file a Form D with the Commission and any applicable state securities department with respect to the Securities issued at the Closing as and when required under Regulation D and provide a copy thereof to such Investor promptly after such filing; and (b) take such action as the Company reasonably determines upon the advice of counsel is necessary to qualify the Securities for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to such Purchaser at the Closing.

                           (c) Market Regulations. If required, the Company
shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, if any, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers and promptly provide copies thereof to Purchaser.

                           (d) Reporting Requirements. The Company will (i)
cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (ii) comply in all respects with its reporting and filing obligations under the 1934 Act, (iii) comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to
Section 12(b) or 12(g) of the 1934 Act, as applicable, and (iv) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will not take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts. Until the earlier of the resale of the Underlying Shares by each Purchaser or at least two (2) years after the Warrants have been exercised, the Company will use its best efforts to continue the listing or quotation of the Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

                           (e) Use of Proceeds. The Purchase Price will be used
by the Company as set forth under "Use of Proceeds" in the Private Placement Memorandum and not for the purpose of (i) making any debt payments, (ii) paying any dividends or distribution on any if its securities, or (iii) repaying any loan made to or incurred by any Key Person or Affiliate of the Company.

                            (f) Reservation of Common Stock. The Company
undertakes to reserve from its authorized but unissued common stock, at all times that Debentures and Warrants remain outstanding, a number of common shares equal to the amount of Underlying Shares issuable upon conversion of the Debentures or otherwise in accordance with the provisions of the Debentures and exercise of the Warrants. On or prior to the Closing Date, the Company shall execute and deliver irrevocable written instructions to the transfer agent for its Common Stock (the "Transfer Agent"), and provide each Purchaser with a copy thereof, directing the Transfer Agent (i) to issue certificates representing Debenture Shares upon conversion of the Debentures in the amount specified in a valid conversion notice delivered by the Purchaser, in the name of such Purchaser or its nominee, (ii) to issue certificates representing Warrant Shares upon exercise of the Warrants and (iii) to deliver such certificates to such Purchaser no later than the close of business on the third (3rd) business day following the related date of conversion or exercise, as the case may be.

                           (g) Taxes. The Company will promptly pay and
discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

                           (h) Insurance. The Company and each subsidiary is
insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and each subsidiary is engaged. Neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost. The Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than 100% of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

                           (i) Books and Records. The Company will keep true
records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

                           (j) Governmental Authorities. The Company shall duly
observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

                           (k) Good Standing; Stockholder Information. The
Company and its Subsidiaries will maintain its corporate existence in good standing and provide each Purchaser with copies of all materials sent to its stockholders, in each such case at the same time as such materials are delivered to such stockholders.

                           (l) Properties; Operations. The Company will keep its
properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such material provision could reasonably be expected to have a material adverse effect. The Company will further comply with all agreements, documents and instruments binding on it or affecting its business, including, without limitation, all material contracts, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company shall maintain in full force and effect all rights and licenses necessary to conduct its business and to use Intellectual Property owned or possessed by it that is reasonably necessary to the conduct of its business. The Company and its Subsidiaries shall refrain from taking any action or entering into any arrangement which in any way materially and adversely affects the provisions of this Agreement or any other Transaction Agreement.

                           (m) Confidentiality. The Company agrees that it will
not disclose publicly or privately the identity of the Purchasers unless expressly agreed to in writing by a Purchaser or only to the extent required by law; provided, however, the Purchasers consent to being named in the 8-K filed by the Company in connection with the sale of the Securities.

                           (n) Press Release; Form 8-K. The Company shall
promptly issue a press release through a national news service no later than the day immediately following the date that Transaction Agreements have been executed by Purchasers subscribing for the entire Offering. Such press release will be issued in compliance with Rule 135(c) under the 1933 Act. Such press release, along with all other material information, shall be filed with the Commission on a Current Report on Form 8-K, no later than the next succeeding business day, which Form 8-K, shall disclose the material terms of this Agreement and the other Transaction Agreements, including filing all such agreements as exhibits. By 3:00 p.m. (New York City time) on the Closing Date, the Company will issue a press release and file a Current Report on Form 8-K disclosing the closing of the transactions contemplated hereby. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby. The Company agrees that it will not at any time following the Closing Date disclose material non-public information to any Investor without first obtaining such Investor's written consent to receive such information.

                           (o) Transactions with Affiliates. Any transaction or
arrangement between it or any of its Subsidiaries and any Affiliate or employee of the Company or any of its Subsidiaries shall be effected only on an arms' length basis and shall be approved by the Board of Directors, including a majority of the Company's directors not having an interest in such transaction.

                            (p) Limitation on Debt and Liens. During the period
beginning on the Closing Date and ending on the first anniversary of the Closing Date unless the Purchasers own less than an aggregate of $200,000 of Debentures,
(i) the Company shall refrain, and shall ensure that each of its Subsidiaries refrains from granting, establishing or maintaining any Lien on any of its assets, including without limitation any pledge of securities owned or held by it (including without limitation any securities issued by any such Subsidiary), other than Permitted Liens (provided that, upon the imposition of any mechanic's, tax or similar statutory lien, the Company shall use its best efforts to remove such lien as soon as practicable (including without limitation contesting such lien in good faith by appropriate proceedings); and (ii) the Company shall not issue, sell or exchange, or agree or obligate itself to issue, sell or exchange or reserve, agree to or set aside for issuance, sale or exchange, (1) any Senior Securities or Pari Passu Securities, (2) any other security of the Company which by its terms is convertible into or exchangeable or exercisable for any Senior Security or Pari Passu Security, or (3) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such security described in the foregoing clauses (1) and (2); provided, however, that the foregoing shall not apply to the issuance of Permitted Debt.

                           (q) Favored Nations. Other than the issuance of
options to members of the Company's management, if at any time within one year from the Closing Date, the Company shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding at any time prior to the Closing Date) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price, without the consent of each Investor, then the Company shall issue, for each such occasion, additional shares of Common Stock to each Purchaser so that the average Per Share Purchase Price of the shares of Common Stock issued to the Purchaser (of only the Common Stock or Warrant Shares still owned by the Purchaser) is equal to such other lower price per share.

                  12. Indemnification of Purchasers. The Company will indemnify and hold each Purchaser and its directors, managers, officers, shareholders, members, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Agreements or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Agreements (unless such action is based upon a breach by such Purchaser of its representations, warranties or covenants under the Transaction Agreements or any agreements or understandings such Purchaser may have with any such stockholder or any violations by such Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing and to control any settlement of the claim; provided, however, that the Company will not settle any claim unless it first obtains the consent of the relevant Purchaser Parties, which consent shall not be unreasonably withheld if such settlement (i) does not require the Purchaser Parties to make any payment that is not indemnified under this Agreement, (ii) does not impose any non-financial obligations on the Purchaser Parties and (iii) does not require an acknowledgment of wrongdoing on the part of the Purchaser Parties. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by an Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed (it being agreed that it shall not be unreasonable for the Company to withhold or delay such consent if the Company
(x) has acknowledged in writing its obligation to indemnify such Purchaser Party with respect to such matter, (y) the Company has assumed and is actively and in good faith pursuing the defense of such matter as herein provided, and (z) provided to such Purchaser Party reasonably acceptable evidence that the Company is able to comply with its indemnification obligations hereunder); or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to such Purchaser Party's wrongful actions or omissions, or gross negligence or to such Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by such Purchaser in this Agreement or in the other Transaction Agreements.

                  13. Miscellaneous.

                           (a) Notices. All notices, demands, requests,
consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: China Mobility Solutions, Inc., 900-789 West Pender Street, Vancouver, B.C. Canada V6C 1H2 Attn: Xiao-Qing (Angela) Du, President, telecopier: (604) 408-8515, with a copy by telecopier only to: Robinson & Cole LLP, 885 Third Avenue, Suite 2800, New York, NY 10022-4834, telecopier number: (212) 451-2999, Attn: Elliot Lutzker, (ii) if to the Purchasers, to: the address and telecopier number indicated on the signature page hereto and (iii) if to the Broker, to: Meyers Associates, L.P., 45 Broadway, 2nd Floor, New York, New York 10006, telecopier:
(212) 742-4259, with a copy by telecopier only to: Goldstein & DiGioia, LLP, 45 Broadway, 11th Floor, New York, New York 10006, telecopier number: (212) 557-0295, Attn: Michael A. Goldstein.

                           (b) Entire Agreement; Amendment; Waivers; Assignment.
This Agreement and other Transaction Agreements delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the Purchaser holding a majority of the Underlying Shares. No provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. Any waver or consent shall be effective only in the specific instance and for the specific purpose for which given. Neither the Company nor the Purchasers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party; however, each Purchaser may assign its rights and obligations hereunder, in connection with any private sale or transfer of Debentures or Warrants in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

                           (c) Execution. This Agreement may be executed by
facsimile transmission, and in counterparts, each of which will be deemed an original.

                           (d) Law Governing this Agreement. This Agreement
shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                           (e) Specific Enforcement, Consent to Jurisdiction.
The Company and Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to this Section 13(e) hereof, each of the Company and Purchaser hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                           (f) Fees and Expenses. Each Purchaser and the Company
shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the Transaction Agreements.

                           (g) Survival; Severability. The representations,
warranties, covenants and indemnities made by the parties herein and in the other Transaction Agreements shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

                           (h) Independent Nature of Purchaser's Obligations and
Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other Transaction Agreement, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute any Purchasers as a partnership, an association, a joint venture or any other kind of entity, or a "group" as described in Section 13(d) of the Exchange Act, or create a presumption that any Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser has been represented by its own separate counsel in connection with the transactions contemplated hereby, shall be entitled to protect and enforce its rights, including without limitation rights arising out of this Agreement or the other Transaction Agreements, individually, and shall not be required to join any other Purchaser as an additional party in any proceeding for such purpose.

                           (i) Limited Liability. Notwithstanding anything
herein to the contrary, the Company acknowledges and agrees that the liability of a Purchaser rising directly or indirectly, under any Transaction Agreement of any and every nature whatsoever shall be satisfied solely out of the assets of such Purchaser, and that no trustee, officer, other investment vehicle or any other Affiliate of such Purchaser or any investor, shareholder or holder of shares of beneficial interest of such a Purchaser shall be personally liable for any liabilities of such Purchaser.

                  14. Certain Definitions. When used herein, the following terms shall have the respective meanings indicated:

         "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange or commercial banks located in New York City are authorized or permitted by law to close.

         "Debt" means, as to any Person at any time: (a) all indebtedness, liabilities and obligations of such Person for borrowed money; (b) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 60 days; (c) all capital lease obligations of such Person; (d) all indebtedness, liabilities and obligations of others guaranteed by such Person;
(e) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person; (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; and (g) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of capital stock of such Person.

         "Environmental Law" means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

         "Intellectual Property" means any U.S. or foreign patents, patent rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

         "Key Person" means the executive officers of the Company.

         "Lien" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

         "Pari Passu Securities" means any securities ranking by their terms pari passu with the Debentures in respect of payment of dividends, redemption or distribution upon liquidation.

         "Permitted Debt" means the following:

                  (a) Debt that is outstanding on the Closing Date and disclosed in the Reports;

                  (b) Non-convertible Debt consisting of revolving working capital credit facilities obtained from commercial lending institutions on commercially reasonable terms and secured only by the Company's and/or its Subsidiaries' accounts receivable and/or inventory; or

                  (c) Debt consisting of capitalized lease obligations and purchase money indebtedness incurred in connection with acquisition of capital assets and obligations under sale-leaseback or similar arrangements provided in each case that such obligations are not secured by Liens on any assets of the Company or its Subsidiaries other than the assets so leased.

         "Permitted Liens" means the following:

                  (a) encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real property or imperfections to title that do not (individually or in the aggregate) materially impair the ability of the Company or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                  (b) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established; and

                  (c) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, for which adequate reserves (as determined in accordance with GAAP) have been established;

                  (d) any interest or title of a lessor under any capitalized lease obligation provided that such Liens do not extend to any property or assets which is not leased property subject to such capitalized lease obligation;

                  (e) purchase money Liens to finance property or assets of the Company or any Subsidiary of the Company acquired in the ordinary course of business; provided, however, that (A) the related purchase money Debt shall not exceed the cost of such property or assets and (B) the Lien securing such purchase money Debt shall be created within ten (10) days of such acquisition, construction or improvement; and

                  (f) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods.

         "Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

         "Senior Securities" means (i) any Debt issued or assumed by the Company and (ii) any securities of the Company which by their terms have a preference over the Debentures in respect of payment of dividends, redemption or distribution upon liquidation.

         "Subsidiary" means, with respect to the Company, any "significant subsidiary" as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act.

                                                                       ITEM III

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)
                  --------------------------------------------

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                            CHINA MOBILITY SOLUTIONS, INC.
                            A Florida corporation



                            By: ______________________________________________
                                Name: Xiao-Qing (Angela) Du
                                Title: President, Director and Principal
                                       Accounting Officer

                            Dated: July __, 2005



PURCHASER                     PURCHASE PRICE     DEBENTURES       WARRANTS
-------------------------     --------------     ----------       --------
                              $                  $                A-
_________________________                                         B-
(Signature)

Name and Address

                                                                  SCHEDULE 6(q)

                                 CAPITALIZATION

1. Pro Forma Capitalization as of June 14, 2005

                                          AUTHORIZED             OUTSTANDING
COMMON STOCK                              50,000,000              16,921,793
OPTIONS                                      660,000                 660,000
WARRANTS                                           0                       0
OTHER DERIVATIVE SECURITIES                        0                       0